UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2026

BWX TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

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Delaware	001-34658	80-0558025
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1720 Mt. Athos Road
Lynchburg, Virginia	24504
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (980) 365-4300

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	BWXT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01 Entry into a Material Definitive Agreement

On November 3, 2026, BWX Technologies, Inc. (the “Company”) entered into a First Amendment to Second Amended and Restated Credit Agreement (the “Amendment”) with the subsidiary guarantors party thereto (for the limited purposes set forth therein), Wells Fargo Bank, National Association, as administrative agent, and the other lenders party thereto (the “Lenders”), which amends the Company’s existing Second Amended and Restated Credit Agreement, dated as of November 10, 2025, with the Lenders (the “Credit Agreement”). The Amendment, among other things, (i) extends the maturity of the $1.25 billion senior secured revolving credit facility pursuant to the Credit Agreement by one year to November 10, 2031, (ii) modifies the minimum interest coverage ratio such that it no longer applies if no default or event of default exists and the Company obtains investment grade corporate or corporate family ratings (stable outlook or better) from at least two designated rating agencies, and (iii) modifies the pricing grid to be based on the lower of the existing pricing grid that is tied to the Company’s leverage ratio and a pricing grid tied to the Company’s corporate or corporate family rating, as applicable, from designated rating agencies. Except as amended by the Amendment, the terms of the Credit Agreement remain in full force and effect.

The foregoing description of the Amendment is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 hereto, and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description
10.1	First Amendment to Credit Agreement, dated as of November 3, 2026, among BWX Technologies, Inc. as borrower, the subsidiary guarantors party thereto, Wells Fargo Bank, National Association, as administrative agent and the other lenders party thereto.
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BWX TECHNOLOGIES, INC.

Dated: November 3, 2026	/s/ Michael T. Fitzgerald
	Name:	Michael T. Fitzgerald
	Title:	Senior Vice President and Chief Financial Officer